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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 24, 2002

                                 MangoSoft, Inc.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                       0-30781                  87-0543565
           ------                       --------                 ----------
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (508) 871-7300


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Item 5.  Other Events.

         Effective September 24, 2002, the Registrant entered into an Account Purchase Agreement with Plaintiff Funding Corporation. Terms of the agreement include the payment by the Registrant of $458,328.54 to Plaintiff Funding Corporation for the acquisition of specific interest bearing contracts as well as a management agreement whereby Plaintiff Funding Corporation will manage collection of payments due under the contracts. The Registrant entered into this agreement as means to increase returns on its working capital.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit 99.1      Account Purchase Agreement, dated September 24, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MANGOSOFT, INC.


                                       By: /s/ Robert E. Parsons
                                           ---------------------
                                           Robert E. Parsons
                                           Chief Financial Officer

September 26, 2002


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